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                                                                    Exhibit 10.2

                               INDEMNITY AGREEMENT

      This Indemnity Agreement ("Agreement") is made and entered into by and between Pioneer Companies, Inc., a Delaware corporation ("Company"), and Michael
Y. McGovern ("Indemnitee").

                                  Introduction

      Indemnitee is a director of the Company. The parties desire that the Company provide indemnification (including advancement of expenses) to Indemnitee against any and all liabilities asserted against Indemnitee to the fullest extent permitted by the Delaware General Corporation Law and any other law (including statutory law and law established by judicial decision) of the State of Delaware (collectively, "Law"), as the Law presently exists and may be expanded from time to time. Based on such premise, and for certain good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Continued Service. Indemnitee will serve at the will of the Company or under separate contract, if such exists, as a director of the Company for so long as Indemnitee is duly elected and qualified in accordance with the Bylaws of the Company or until Indemnitee tenders Indemnitee's resignation to the Company.

      2. Indemnification. The Company shall indemnify Indemnitee as follows:

            2.1. The Company shall indemnify Indemnitee when Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding (including punitive and similar damages, to the extent permitted by Law) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that Indemnitee's conduct was unlawful.

            2.2. The Company shall indemnify Indemnitee when Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner that Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and except that no


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indemnification pursuant to this Agreement shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

            2.3. Any indemnification under Sections 2.1 and 2.2 (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination, in accordance with the procedures set forth in Section 3, that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in such Sections
2.1 and 2.2. Subject to Section 3.3, such determination shall be made (1) by the board of directors of the Company by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders of the Company.

            2.4. Expenses (including attorneys' fees) incurred by Indemnitee in defending any civil, criminal, administrative, or investigative action, suit or proceeding shall be paid from time to time by the Company in advance of the final disposition of such action, suit or proceeding, within 14 days after the receipt by the Company from Indemnitee of a Statement of Undertaking in substantially the form set forth in Exhibit A, in which Indemnitee (1) states that Indemnitee has reasonably incurred actual expenses in defending a civil, criminal, administrative, or investigative action, suit or proceeding and (2) undertakes to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 2.

            2.5. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 2 shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, Law or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office, shall continue after Indemnitee has ceased to be a director, officer, employee or agent of the Company, and shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

            2.6. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

      3. Determination of Right to Indemnification. For the purpose of making the determination of whether to indemnify Indemnitee in a specific case under
Section 2.3, the board of directors of the Company, independent legal counsel or stockholders, as the case may be, shall make the determination in accordance with the following procedures:


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            3.1. Indemnitee shall submit to the board of directors a Statement of Request for Indemnification in substantially the form set forth in Exhibit B, in which Indemnitee states that Indemnitee has met the applicable standard of conduct set forth in Sections 2.1 and 2.2.

            3.2. Indemnitee's submission of a Statement of Request for Indemnification to the board of directors shall create a rebuttable presumption that Indemnitee has met the applicable standard of conduct set forth in Sections
2.1 and 2.2 and, therefore, is entitled to indemnification under Section 2. The board of directors, independent legal counsel or stockholders, as the case may be, shall determine, within 45 days after submission of the Statement of Request for Indemnification, specifically that Indemnitee is so entitled, unless it or they shall possess clear and convincing evidence to rebut the foregoing presumption, which evidence shall be disclosed to Indemnitee with particularity in a sworn written statement signed by all persons who participated in the determination and voted to deny indemnification.

            3.3. At Indemnitee's option, Indemnitee may elect that the determination as to indemnification is to be made by Independent Counsel (as defined below), in which event the Independent Counsel shall be selected by Indemnitee, and Indemnitee shall give written notice to the Company ("Independent Counsel Notice") within 10 days after the delivery of the Statement of Request for Indemnification advising it of the identity of the Independent Counsel so selected (unless Indemnitee shall request in the Independent Counsel Notice that such selection be made by the board of directors of the Company), in which event the Company shall give written notice to Indemnitee within 10 days after receipt of Indemnitee's Independent Counsel Notice advising Indemnitee of the identity of the Independent Counsel so selected). In either event, Indemnitee or the Company, as the case may be, may, within seven days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection. Any objection to selection of Independent Counsel pursuant to this Section 3.3 may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of the definition of "Independent Counsel" below, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is timely made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. In the event of a timely written objection to a choice of Independent Counsel, the party originally selecting the Independent Counsel shall have seven days to make an alternate selection of Independent Counsel and to give written notice of such selection to the other party, after which time such other party shall have seven days to make a written objection to such alternate selection. If, within 45 days after submission by Indemnitee of a Statement of Request for Indemnification pursuant to Section 3.1 hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition a court of competent jurisdiction (the "Court") for resolution of any objections that shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel for purposes of the determination to be made under Section 2.3 hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant


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to hereto and provide such person with appropriate indemnification, and the
Company shall pay all reasonable fees and expenses incident to the procedures of this Section 3.3, regardless of the manner in which such Independent Counsel was selected or appointed. The rights and obligations of the parties under this
Section 3.3 shall be subject to, and shall be given effect only to the extent permitted by, applicable Law.

            3.4. If the person or persons empowered or selected under this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 45 days after receipt by the Company of the Statement of Request for Indemnification by Indemnitee therefor (or, if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 3.3 of this Agreement, and such determination shall not have been made and delivered in written opinion within 90 days after (i) such Independent Counsel's being appointed, (ii) the overruling by the Court of objections to such Counsel's selection or (iii) expiration of all periods for the Company or Indemnitee to object to such Counsel's selection), the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent a prohibition of such indemnification under applicable Law; provided, however, that such 45-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating to such determination; and provided, further, that the 45-day limitation set forth in this Section 3.4 shall not apply and such period shall be extended as necessary if Independent Counsel is not to make the determination pursuant to section 3.3 of this Agreement and if within 30 days after receipt by the Company of the Statement of Request for Indemnification the Board has resolved to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within 90 days after such receipt and such determination is made thereat, or a special meeting of stockholders is called within 30 days after such receipt for the purpose of making such determination, such meeting is held for such purpose within 60 days after having been so called and such determination is made thereat.

      4. Merger, Consolidation or Change in Control. If the Company is a constituent corporation in a merger or consolidation, whether the Company is the resulting or surviving corporation or is absorbed as a result thereof, or if there is a change in control of the Company, or a sale or other complete disposition of all or substantially all of the assets of the Company, Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving, changed or acquiring corporation or other entity as Indemnitee would have with respect to the Company if its separate existence had continued or if there had been no change in control of the Company or a sale or other complete disposition of all or substantially all of the assets of the Company.

      5. Certain Definitions. For the purposes of this Agreement, the following terms shall have the indicated meanings and understandings:

            5.1. The term "other enterprise" shall include, among others, employee benefit plans and civic, non-profit and charitable organizations, whether or not incorporated.


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            5.2. The term "fines" shall include any excise taxes assessed on
Indemnitee with respect to any employee benefit plan.

            5.3. The term "serving at the request of the Company" shall include any service, at the request or with the express or implied authorization of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, which service imposes duties on, or involves services by, Indemnitee with respect to such corporation, partnership, joint venture, trust or other enterprise, its participants or beneficiaries. If Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of such other enterprise, its participants or beneficiaries, Indemnitee shall be deemed to have acted in a manner not opposed to the best interests of the Company.

            5.4. The term "change in control" shall include any change in the ownership of a majority of the outstanding voting securities of the Company or in the composition of a majority of the members of the board of directors of the Company.

            5.5. The term "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither contemporaneously is, nor in the five years theretofore has been, retained to represent: (a) the Company or Indemnitee in any matter material to either such party, (b) any other party to the proceeding giving rise to a claim for indemnification hereunder or (c) the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

      6. Attorneys' Fees. If Indemnitee institutes any legal action to enforce Indemnitee's rights under this Agreement, or to recover damages for breach of this Agreement, Indemnitee, if Indemnitee prevails in whole or in part, shall be entitled to recover from the Company all fees and expenses (including attorneys' fees) incurred by Indemnitee in connection therewith.

      7. Deposit of Funds In Trust. If the Company voluntarily decides to dissolve or to file a petition for relief under the applicable bankruptcy, moratorium or similar laws, then not later than 10 days prior to such dissolution or filing, the Company shall deposit in trust for the sole and exclusive benefit of Indemnitee a cash amount equal to all amounts previously authorized to be paid to Indemnitee hereunder, such amounts to be used to discharge the Company's obligations to Indemnitee hereunder. Any amounts in such trust not required for such purpose shall be returned to the Company. This
Section 7 shall not apply to the dissolution of the Company in connection with a transaction as to which Section 4 applies.

      8. Amendments to Law. This Agreement is intended to provide indemnity to Indemnitee to the fullest extent allowed under Law, including but not limited to statutory law and judicial decisions. Accordingly, to the extent permitted by Law, if the Law permits greater indemnity than the indemnity set forth herein, or if any amendment is made to any Law


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expanding the indemnity permissible under Law, the indemnity obligations contained herein automatically shall be expanded, without the necessity of action on the part of any party, to the extent necessary to provide to Indemnitee the fullest indemnity permissible under Law.

      9. Miscellaneous Provisions.

            9.1. This Agreement shall continue for so long as Indemnitee serves as a director of the Company or as a director, officer, partner, employee, agent or fiduciary of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in which the Indemnitee served at the request of the Company, and thereafter shall survive until and terminate upon the later to occur of: (a) the final termination of all pending proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by Indemnitee relating thereto; or (b) the expiration of all statutes of limitation applicable to possible claims arising out of Indemnitee's services as described above. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's heirs, executors, legal representatives and administrators.

            9.2. This Agreement constitutes the full understanding of the parties and a complete and exclusive statement of the terms and conditions of this Agreement and supersedes all prior negotiations, understandings and agreements, whether written or oral, between the parties, their affiliates, and their respective principals, shareholders, directors, officers, employees, consultants and agents with respect thereto; provided, however, that no rights of Indemnitee under any certificate of incorporation, bylaw, insurance policy, Law or other agreement shall be limited or terminated by this Agreement.

            9.3. No alteration, modification, amendment, change or waiver of any provision of this Agreement shall be effective or binding on any party hereto unless the same is in writing and is executed by all parties hereto.

            9.4. If a court of competent jurisdiction declares that any provision of this Agreement is illegal, invalid or unenforceable, then such provision shall be modified automatically to the extent necessary to make such provision fully legal, valid or enforceable. If such court does not modify any such provision as contemplated herein, but instead declares it to be wholly illegal, invalid or unenforceable, then such provision shall be severed from this Agreement, this Agreement and the rights and obligations of the parties hereto shall be construed as if this Agreement did not contain such severed provision, and this Agreement otherwise shall remain in full force and effect.

            9.5. This Agreement shall be enforceable by and against the Company, the Indemnitee and their respective executors, legal representatives, administrators, heirs, successors and assignees.

            9.6. This Agreement shall be governed by, construed under, and enforced in accordance with the laws of the State of Delaware without reference to the conflict-of-laws provisions thereof that would require the application of another state's law.


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            9.7. This Agreement may be executed by the parties hereto in multiple counterparts, each of which shall be deemed an original for all purposes, and all of which together shall constitute one and the same instrument.

            9.8. The Company shall be precluded from asserting in any judicial proceeding commenced under this Agreement that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

            9.9. Unless otherwise expressly provided herein, all notices, requests, demands, consents, waivers, instructions, approvals and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, certified mail return receipt requested, first-class postage paid, addressed as follows:

            If to the Company, to it at:

                     Pioneer Companies, Inc.
                     700 Louisiana, Suite 4300
                     Houston, Texas  77002
                     Attention:  Secretary

            If to Indemnitee, to Indemnitee at:

                     Michael Y. McGovern
                     6910 Oak Manor
                     Dallas, Texas 75230

or to such other address or to such other addressees as any party shall have last designated as its address or addressee by notice to the other party. All notices and other communications given to any party in accordance with the provisions of this Agreement shall be deemed to have been given when delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 9.9.

      The parties hereto have executed this Agreement effective as of March 14, 2002.

                                       COMPANY:

                                       PIONEER COMPANIES, INC.


                                       By:_________________________________
                                       Name:_______________________________
                                       Title:______________________________


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                                       INDEMNITEE:


                                       ____________________________________
                                       Michael Y. McGovern


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                                    EXHIBIT A

                            STATEMENT OF UNDERTAKING

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

      I, Michael Y. McGovern, being first duly sworn, depose and say as follows:

      1. This Statement of Undertaking is submitted pursuant to the Indemnity Agreement dated March 14, 2002, between Pioneer Companies, Inc., a Delaware corporation ("Company"), and me.

      2. I am requesting the advancement of certain actual expenses that I have reasonably incurred in defending a civil or criminal action, suit or proceeding by reason of the fact that I am or was a director, officer, employee or agent of the Company or I am serving or have served at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

      3. I hereby undertake to repay this advancement of expenses if it is ultimately determined that I am not entitled to be indemnified by the Company.

      4. I am requesting the advancement of expenses in connection with the following action, suit or proceeding:

      I have executed this Statement of Undertaking on ______  ________________.


                                                 _______________________________
                                                 Michael Y. McGovern

      Subscribed and sworn to before me on ___________________.


                                                 _______________________________
                                                 Notary Public in and for
                                                   said state and county
                                                 My commission expires:_________


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                                    EXHIBIT B

                    STATEMENT OF REQUEST FOR INDEMNIFICATION

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

      I, Michael Y. McGovern, being first duly sworn, depose and say as follows:

      1. This Statement of Request for Indemnification is submitted pursuant to the Indemnity Agreement dated March 14, 2002, between Pioneer Companies, Inc., a Delaware corporation ("Company"), and me.

      2. I am requesting indemnification against expenses (including attorneys' fees) and, with respect to any action not by or in the right of the Company, judgments, fines and amounts paid in settlement, all of which have been actually and reasonably incurred by me in connection with a certain action, suit or proceeding to which I am a party or am threatened to be made a party by reason of the fact that I am or was a director, officer, employee or agent of the Company or I am serving or have served at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

      3. With respect to all matters related to any such action, suit or proceeding, I acted in good faith and in a manner I reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, I had no reason to believe that my conduct was unlawful.

      4. I am requesting indemnification in connection with the following suit, action or proceeding:

      I have executed this Statement of Request for Indemnification on ______________________.


                                                   _____________________________
                                                   Michael Y. McGovern


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      Subscribed and sworn to before me on ___________________.


                                            ____________________________________
                                            Notary Public in and for
                                             said state and county
                                            My Commission expires:_________